UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): January 6, 2009


                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


1-12091                                    22-3436215
(Commission File Number)                   (I.R.S. Employer Identification No.)

Two Greenville Crossing
4001 Kennett Pike, Suite 238
Greenville, Delaware                       19807
(Address of principal executive offices)   (Zip Code)

                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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Item 8.01    Other Events

Lyondell Chemical Company ("Lyondell Chemical"), an indirect parent of Millennium Chemicals Inc., is currently in discussions with a number of its creditors and certain other parties with respect to the provision to Lyondell Chemical and certain of its subsidiaries of debtor-in-possession financing as well as forbearance on certain of Lyondell Chemical's obligations.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MILLENNIUM CHEMICALS INC.


                                          By:    /s/ Alan S. Bigman
                                             -------------------------------
                                          Name:  Alan S. Bigman
                                          Title: Chief Financial Officer

                                                           Date: January 6, 2009


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